Exhibit 10.6

CORRECTION AND CONFIRMATION AGREEMENT

更正暨確認協議

Relating to Yacht Sales Contract No. CO-VVAC-CAEV1EV58-250112

ENGLISH	中文
This Correction and Confirmation Agreement (the “Agreement”) is entered into by and between VIVIC CORP. (“VIVIC”) and ACEL POWER INC. (“ACEL”).	本《更正暨確認協議》（下稱「本協議」）由 VIVIC CORP.（下稱「VIVIC」）與 ACEL POWER INC.（下稱「ACEL」）共同簽訂。
1. The parties confirm that the correct date of the Yacht Sales Contract, Contract No. CO-VVAC-CAEV1EV58-250112 (the “Yacht Sales Contract”), is January 29, 2025.	一、雙方確認，編號 CO-VVAC-CAEV1EV58-250112 之《遊艇銷售合同》（下稱「原銷售合同」）正確簽署日期為 2025 年 1 月 29 日。
2. Any reference to January 29, 2024, or any 2024 signing date appearing on the signature page of the Yacht Sales Contract is a clerical and typographical error.	二、原銷售合同簽署頁中任何記載為 2024 年 1 月 29 日、2024 年 1 月 30 日或其他 2024 年簽署日期之處，均屬文書及日期誤植。
3. The parties further confirm that the reference in the Supplemental Agreement dated June 30, 2026 to the Yacht Sales Contract as having been signed on January 29, 2024 is also a clerical and typographical error. The correct referenced date is January 29, 2025.	三、雙方進一步確認，2026 年 6 月 30 日簽署之《遊艇銷售合同補充協議》中，將原銷售合同日期記載為 2024 年 1 月 29 日，亦屬文書及日期誤植；正確引用日期應為 2025 年 1 月 29 日。
4. Except for the foregoing date corrections, all other terms and conditions of the Yacht Sales Contract and the Supplemental Agreement dated	四、除上述日期更正外，原銷售合同及 2026 年 6 月 30 日《遊艇銷售合同補充協議》之其他條款均維持不變，並繼續完全有效。

June 30, 2026 remain unchanged and in full force and effect.	
5. This Agreement shall be deemed an integral part of the Yacht Sales Contract and the Supplemental Agreement dated June 30, 2026.	五、本協議應視為原銷售合同及 2026 年 6 月 30 日《遊艇銷售合同補充協議》不可分割之一部分。
VIVIC CORP.	**ACEL POWER INC.**
Authorized Representative / 授權代表： For and on behalf of VIVIC CORPORATION Authorised Signature(s) ________________________________	Authorized Representative / 授權代表： ________________________________
Title / 職稱： ___________________________	Title / 職稱： ___________________________
Date / 日期： ________2026.10.5___________________	Date / 日期： _____2026.10.5______________________